

HYCROFT

August 2023

DEVELOPING ONE OF NORTH AMERICA'S LARGEST PRECIOUS METAL DEPOSITS

DISCLAIMER



HYCROFT

Financial Projections

This presentation contains financial forecasts regarding certain financial metrics of the Company. These projections should not be relied upon as being necessarily indicative of future results. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Hycroft does not undertake any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) to provide comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Hycroft or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events, or developments that our management expects or anticipates will or may occur in the future are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths, and expansion and growth of our business. The words "estimate", "plan", "anticipate", "expect", "intend", "believe" "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to" and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company's business, cash flows, financial condition, and results of operations. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the intense competition within the mining industry; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents; the inherently hazardous nature of mining activities, including environmental risks; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; uncertainties related to obtaining or retaining approvals and permits from governmental regulatory authorities; cost of compliance with current and future government regulations, including environmental regulations; potential challenges to title in our mineral properties; uncertainties related to COVID-19 or any other potential pandemic; our insurance may not cover all risks associated with our business; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations regarding climate change; (iii) business-related risks including risks related to our ability to raise capital on favorable terms or at all; the loss of key personnel or our failure to attract and retain personnel; risks related to our substantial indebtedness, including operating and financial restrictions under existing indebtedness, cross acceleration and our ability to generate sufficient cash to service our indebtedness; the costs related to our land reclamation requirements; risks related to technology systems and security breaches; the transition away from the London Interbank Offered Rate ("LIBOR") could have an adverse impact on us; possible litigation as a result of a material weakness in our internal controls over financial reporting; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; (iv) risks related to our common stock and warrants, including volatility in the price of our common stock and warrants; risks relating to a potential dilution as a result of future equity offerings; risks relating to a short "squeeze" resulting in sudden increases in demand for our common stock; risks relating to information published by third parties about us that may not be reliable or accurate; risks associated with changes in interest rates; volatility in the price of our common stock could subject us to securities litigation; risks associated with our current plan not to pay dividends; risks associated with future offerings of senior debt or equity securities; risks related to delisting by Nasdaq; risks that warrants may expire worthless and that certain warrants are being accounted for as a liability; anti–takeover provisions could make a third-party acquisition of us difficult; and risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies; and (v) risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies. These statements involve known and unknown risks, uncertainties, assumptions, and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Please see our "Risk Factors" set forth in our Annual Report on Form 10-K for the year ended December 31, 2022, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

No Offer or Sale of Securities

The information provided in this presentation pertaining to the Company is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such Company securities or as an offer to sell such Company securities.

No Representations or Warranties

This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Hycroft or any of its respective affiliates, directors, officers, employees, advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company nor any of its respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, its affiliates, directors, officers, employees, advisers or any other person makes any representation or warranty with respect to the accuracy of such information.

Industry and Market Data

In this presentation, the Company relies on and refers to information and statistics regarding Hycroft and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

All dollar amounts are expressed in US dollars, unless otherwise stated.

HIGHLIGHTS

HYCROFT

One of the World's Largest Precious Metal Deposits

Gold	10.6 M oz Measured & Indicated + 3.4 M oz Inferred[1]
Silver	361.0 M oz Measured & Indicated + 96.0 M oz Inferred[1]
Gold Eq	15.2 M oz Measured & Indicated + 4.6 M oz Inferred[1]

Strengthened Balance Sheet

Cash: $117 Million
$35 Million restricted[2]

Debt: No payments until 2027

Significant Exploration Upside Potential

Successful Phase 1 Drill Program in 2022
Phase 2 Drill Program - Spring 2023

Prior Drilling Did Not Focus on Potential Feeder Systems or Higher-Grade Intercepts

SIZE 〉 OPTIONALITY 〉 CASH

[1] Mineral resources were based upon the March 27, 2023 Technical Report Summary using $1900 Au and $24.50 Ag. See "Cautionary Note to US Investors Regarding Mineral Resources."
[2] At June 30, 2023

HIGHLIGHTS

HYCROFT

NEVADA RANKS AT THE TOP OF THE
Best Places In the World For Mining

PERMITTED FOR COMMERCIAL OPERATIONS
Heap Leach and Milling



Hycroft
NEVADA
Hycroft
Major Mines
Gold Trends

SUBSTANTIAL ONSITE INFRASTUCTURE

- Three-stage Crushing System
- Two Merrill-Crowe Process Plants
- One active Refinery and Equipment for a second Refinery
- Infrastructure: Power Line, Water Supply, Roads, near-by Rail
- Large Mobile Fleet Maintenance Facility
- On-site Laboratory



GOLD & SILVER JURISDICTION

HYCROFT

NEVADA

THE LOCATION

Hycroft is a World-Class Deposit

THE POSITION

Property Positioned Between Historic, High-Grade Sleeper and Rosebud Gold Mines

THE PROPERTY

Large Under-Explored Property Position



Hycroft Regional Map
Twin Creeks Mine
Getchell
Pinson Mine
Sleeper
Lone Tree Mine
Hycroft Mine
Majuba Hills Mine
Florida Canyon
Seven Troughs Mine
Rochester Mine
Relief Canyon Mine
N
E
S
W
0 3 6 12 18 24
Miles
Explanation
Regional Mines
Active
Closed
Historic
Claim Boundary
Hycroft Mine Claim Area
Hycroft Mine
Active Mining
Rosebud_Claims

Current resource only 5% of land position

EXCELLENCE IN SAFETY – 2022-2023

HYCROFT


Rolling 12 Month TRIFR and Injury Experience
Employee & Contractor
0.27
0.27
0.25
0.00
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
0.30
0.25
0.20
0.15
0.10
0.05
0.00

	Jul-22	Aug-22	Sep-22	Oct-22	Nov-22	Dec-22	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23
MTD MTI	0	0	0	0	0	0	0	0	0	0	0	0
MTD RWI	0	0	0	0	0	0	0	0	0	0	0	0
MTD LTI	0	0	0	0	0	0	0	0	0	0	0	0
YTD TRIF	0.27	0.27	0.25	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

- **YTD TRIFR[1]: 0.00**
- **12-Month TRIFR: 0.00**
- **Mining National TRIFR[2]: 2.462**
- **Last reportable incident: Nov 2021**
- **Last reportable LTI[3]: Oct 2020**

1. Total Recordable Injury Frequency Rate per 200,000 workhours
2. For surface metal mining
3. Lost Time Incident

Hycroft achieved 1 million workhours without a LTI as of June 30, 2023

HYCROFT ACHIEVEMENTS

HYCROFT

2022 Achievements

- Achieved a new safety record well below industry average (TRIFR = 0.00)
- Significant financing through Eric Sprott / AMC & ATM
- Completed leaching gold and silver from prior operation
- Completed Phase 1 drilling
  - 25,000 meters – RC
  - 4,000 meters - Core
- Established continuity between higher grade zones
- Converted waste to ore benefiting project economics
- Extended mineralization to the East with new zone
- High grade silver at Vortex continues to deliver

2023 Objectives

- Maintain ZERO TRIFR
- Phase 2 drilling
  - 5,000 meters – RC
  - 3,500 meters – Core
  - In-fill drilling targeting Years 1-5 of mine plan
  - Targets outside the known resource
- Finalize metallurgical test work for POX process (sulfides)
- Finalize flow sheet for milling operation
- Initiate PFS economics

ACQUISITION OF 3 PATENTED CLAIMS NEAR HISTORIC HIGH-GRADE ROSEBUD MINE – MAY 2023

HYCROFT

- Acquired 3 patented claims from Newmont (50% with Hecla Mining)
- Obtained a significant amount of data covering Hycroft land position
- Rosebud operated as a JV between Newmont and Hecla 1997-2000
- Produced ~400,000 oz of gold (>14 g/t) & ~2 million oz of silver (83 g/t)
- The claims and the data correlate strongly with our recent field work and has allowed us to prioritize targets within our vast unexplored land package

ROSEBUD AREA PATENTED CLAIMS

HYCROFT

- Hycroft aquired 3 patented mining claims from Newmont which are held in a 50% undivided interest with Hecla Mining
- Claims are outlined in purple below
  - Lucky Boy 1, Lucky Boy 2, White Alps
- Significant amount of data was acquired with the claims
  - ~ 230 drill hole data
  - Rock chip samples and Soils geochemistry
  - Geophysics
  - Significant surface mapping





Float Anomaly
Untested Gravity High
Geology similar to west side of mountain.
No exploration work has occurred in this area.
Wild Rose
Chance
Rabbit
Rosebud Mine
Oscar

Hycroft Regional Claim Map

HYCROFT



Hycroft Property
Hycroft Patented Claims
Rosebud Lode Claims (CP Claims)
N
W
E
S
0 0.5 1 2 3 4
Miles

Legend

Hycroft Patented Claims

Hycroft Property

Rosebud Lode Claims (CP)

HYPERSPECTRAL – ROSEBUD DATA



Low
High

Alunite

- Hyperspectral showing Alunite abundance around claims

HYPERSPECTRAL – ROSEBUD DATA



Kaolinite

- Hyperspectral showing Kaolinite abundance around claims

OPPORTUNITY - GOLD

SIZE, SCALE & EXPANSION

GOLD: ADDITIONAL MINERALIZATION BEYOND THE KNOWN RESOURCE



BAY
CENTRAL
BRIMSTONE
VORTEX
EIFFEL TOWER
5.3 KILOMETERS / 3.3 MILES

OPPORTUNITY - SILVER

SIZE, SCALE & EXPANSION

SILVER: ADDITIONAL MINERALIZATION BEYOND THE KNOWN RESOURCE



BAY
CENTRAL
BRIMSTONE
VORTEX
EIFFEL TOWER
5.3 KILOMETERS / 3.3 MILES

OPPORTUNITY TO EXPAND MINERALIZATION

SIZE, SCALE & EXPANSION

GOLD + SILVER: THE PROJECT REMAINS OPEN IN ALL DIRECTIONS AND AT DEPTH


2 km
Brimstone
Vortex
Central
Camel
Gap
Bay
5.3 km
Resources
Measured
Indicated
Inferred

Tighter drill spacing could expand known pits and mineralization opportunities.

2022 PHASE 1 DRILL PROGRAM OBJECTIVES

HYCROFT

- Determine if higher-grade intercepts have continuity
- Improve Years 1-5 economics by identifying higher-grade material
- Identify potential for higher-grade start-up pit
- Target high-grade deep zones at Vortex – remains open
- Convert waste to ore mineralization thereby improving project economics
- Convert inferred material to measured & indicated categories

2022 PHASE 1 DRILL PROGRAM RESULTS

HYCROFT

- Higher gold and silver grades than average resource grade
- Higher grade zones more continuous than previously interpreted
- Extended mineralization 150m to the east of known resource boundary
- Vortex continues to deliver very high-grade silver over long intercepts
  - 55m @ 396 g/t Ag at bottom of pit (hole ended in ore)
- Converted waste to ore mineralization (Camel, Central) thereby improving project economics
- Added over 425,000 ounces of gold (M&I) in Phase 1 drilling

2022 Phase 1 Drill Program – Brimstone Highlights

HYCROFT

Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE Au (g/t)	GRADE Ag (g/t)
Brimstone					
H22R-5650	**0**	**82**	**82**	**1.03**	**30.38**
including	21	24	3	1.20	163.51
H22R-5644	**37**	**87**	**50**	**0.79**	**38.74**
including	74	79	5	2.23	84.69
H22R-5645	**27**	**47**	**20**	**0.10**	**90.86**
including	114	148	34	3.77	16.77
H22R-5648	**195**	**229**	**34**	**0.40**	**9.86**
	314	503	189	1.06	58.33
including	337	404	67	1.15	72.86
including	369	401	32	0.40	107.14
	451	462	11	1.39	354.29
H22R-5671	**26**	**61**	**35**	**2.83**	**35.59**
including	38	55	17	4.81	48.53
	78	87	9	0.71	16.35
	159	177	18	0.78	45.34
	394	408	14	0.29	102.92
H22R-5679	**221**	**250**	**29**	**0.98**	**3.62**
including	238	250	12	1.82	5.43

[1] See website for additional drill results

TARGET MINERALIZATION EXPANDED TO THE EAST


Drill Hole H22R-5679
39,900 North Section
Brimstone Pit
H22R-5679
East Fault
EW Fault
200 meters

29 meters of 0.979 g/t gold and 3.62 g/t silver

(including 12.2 meters of 1.824 g/t gold and 5.43 g/t silver)

12.2 meters of 0.787 g/t gold and 1.98 g/t silver

2022 Phase 1 Drill Program – Vortex Highlights

HYCROFT

Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE Au (g/t)	GRADE Ag (g/t)
Vortex					
H22R-5670	**158**	**175**	**17**	**0.74**	**11.20**
	267	360	93	0.70	55.94
including	299	328	29	1.57	98.88
including	340	343	3	0.31	163.50
H22R-5700	**489**	**509**	**20**	**2.24**	**41.77**
including	482	483	1	10.94	18.00
including	489	500	11	2.36	46.13
	524	**579**	**55**	**0.88**	**396.93**
including	536	545	9	1.25	1,085.83

[1] See website for additional drill results

2023 Phase 2 Drill Program Objectives

HYCROFT

- Drill new target identified 150m east of known resource in Phase 1
- Continue to drill at Vortex – remains open
- Drill high priority targets identified through review of historical drilling + geophysics + hyperspectral results (Wild Rose, Chance)
- Drill high priority targets outside the known resource
  - 95% of Hycroft land position has not been explored

NUMEROUS TARGETS TO EXPLORE

SIZE, SCALE, & EXPANSION

Land Size

Hycroft property is larger than Manhattan with numerous exploration targets

Land Position

Significant land position – only 5% has been explored

Rosebud Mine[1]

Close proximity to the past-producing, high-grade Rosebud Mine

High-Grade Intercepts

High-grade intercepts identified within and beyond the known resource


MANHATTAN


Float Anomaly
Untested Gravity High
Geology similar to west side of mountain.
No exploration work has occurred in this area.
Wild Rose
Chance
Rabbit
Rosebud Mine
Oscar

[1]Information regarding the Rosebud Mine is not necessarily indicative of the mineralization on the Hycroft property that is the subject of the March 27, 2023 Hycroft Technical Report Summary and Hycroft can provide no assurance that mineralization at the Rosebud Mine will be consistent with the Hycroft property.

2023 OBJECTIVES

HYCROFT

LOOKING AHEAD

Q1

- CONTINUE PFS
- PHASE 2 DRILL PROGRAM

Q2 – Q3

- PHASE 2 EXPLORATION DRILLING
  - 5,000 meters – RC
  - 3,500 meters - Core
- FINALIZE METALLURGICAL TESTWORK
- FINALIZE PROCESS FLOW SHEET

Q4 – 1H24

- FINALIZE PFS




994K



ATTRACTIVE INVESTMENT ENTRY POINT

HYCROFT



Study Prices: $1,900/oz Au | $24.50/oz Ag
Market Cap ($ mm)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
--
Novagold (50%)
Seabridge
Rupert
Osisko Mining
Probe Metals
Wallbridge
Perpetua
Treasury Metals
Revival Gold
Liberty Gold
Falco
Hycroft
--
5.0
10.0
15.0
20.0
25.0
30.0
Total Attributable Resources (Moz Au Eq.)

HYCROFT CURRENTLY TRADES AT A SIGNIFICANT DISCOUNT TO OTHER LARGE-SCALE NORTH AMERICAN PRECIOUS METALS DEVELOPERS

Source: BMO Capital Markets

WHY INVEST ?

HYCROFT

- ✓ One of the world's largest gold and silver deposits in a Tier I Jurisdiction
- ✓ Significant upside potential (only 5% of the land position has been explored)
- ✓ Highly leveraged to gold and silver prices
- ✓ Permitted for both heap leach and milling operation
- ✓ Significant infrastructure on site
- ✓ Transitioning to large scale mill operation with engineering studies underway
- ✓ Strong cash position $117M unrestricted + $35 M restricted
- ✓ Executive leadership team with proven track record of successful project development

PROVEN TRACK RECORD OF SUCCESS



STRONG BOARD, MANAGEMENT & TECHNICAL TEAM WITH PROVEN TRACK RECORD OF DELIVERING SHAREHOLDER VALUE

CAPITALIZATION AND MAJOR SUPPORTS

Ownership Summary*

AMC Entertainment	23.4 mm	11.7%
Eric Sprott	18.4 mm	9.2 %
Other/Retail	154.6 mm	79.1 %

*Based on outstanding shares July 2023.


AMC Entertainment 12%
Eric Sprott 9%
Other/Retail 79%

Capital Structure

Share Price - HYMC[1] (NASDAQ)	$0.46
52-Week High-Low	$1.19 - $0.28
Shares Outstanding	202.0 mm
Market Capitalization	$91 mm
5-year Warrants issued 5/2020 - HYMCW (exercise price of $11.50)	34.3 mm
5-year Warrants issued 10/2020 - HYMCL (exercise price of $10.50)	9.6 mm
5-year Warrants issued 03/2022 (exercise price of $1.068)	46.8 mm
Basic Shares + 5-year Warrants	292.8 mm
Unrestricted Cash on Hand (at 6/30/2023)	$117 mm
Debt[2]	$139.9 mm

1. As of close on July 25, 2023, unless otherwise noted.
2. Carrying value as of June 30, 2023, includes debt issuance costs and discounts.



HYCROFT

Appendix

WWW.HYCROFTMINING.COM

MINERAL RESOURCES

HYCROFT

Classification	Approximate Cutoff, Equiv Gold gm/t	Ktonnes	Gold gm/tonne	Silver gm/tonne	Sulfide Sulfur%	Contained Ounces Gold Ozs x 1000	Contained Ounces Silver Ozs x 1000
Heap Leach Resource							
Measured	0.07	85,424	0.274	5.72	2.14	753	15,725
Indicated	0.07	54,206	0.250	4.32	1.78	436	7,529
Meas + Ind	0.07	139,630	0.265	5.17	2.00	1,189	23,254
Inferred	0.07	41,838	0.250	4.86	1.62	337	6,549
Flotation Mill + Concentrate Treatment by POX and Cyanide Leach							
Measured	0.34	365,361	0.445	17.09	1.78	5,236	200,965
Indicated	0.34	314,171	0.411	13.49	1.58	4,156	136,445
Meas + Ind	0.34	679,532	0.429	15.43	1.69	9,391	337,410
Inferred	0.34	226,341	0.414	12.29	1.52	3,019	89,568
Combined Mineral Resources, Leach Plus Mill							
Total Measured	0.07-0.34	450,785	0.413	14.93	1.85	5,989	216,690
Total Indicated	0.07-0.34	368,377	0.387	12.14	1.61	4,592	143,974
Total Meas + Ind	0.07-0.34	819,162	0.401	13.68	1.74	10,581	360,664
Total Inferred	0.07-0.34	268,179	0.389	11.14	1.54	3,356	96,117

Mineral resources based on metal prices of $1,900/oz Au and $24.50/oz Ag.

Cutoffs are income – process cost = NPR = NSR – Process OpEx.

Numbers may not match exactly due to rounding.

Mineral resources are contained within a computer-generated optimized pit.

All units are metric. Gold and silver grades are in grams / metric ton

**Source: Technical Report Summary, dated March 27, 2023.

RESOURCE ESTIMATION PARAMETERS

HYCROFT

Assumptions:		
	Unit of measure	Value
Gold price	$/oz	$1,900
Silver price	$/oz	$24.50
Mining cost, base*	Per ton material moved	$1.45
Mill Process Recoveries:		
Flotation recovery – gold	% of AuFA	80.0%
Flotation recovery – silver	% of AgFA	80.0%
Flotation recovery – sulfide	% of sulfide sulfur	85.0%
Mass pull	%	14.0%
Concentrate leach recovery	%	95.0%
Overall recovery, mill	%	76.0%
ROM Leach Recoveries:		
Gold (oxide, transition & sulfide)	% of AuCN	75.0%
Silver (oxide, transition & sulfide)	% of AgFA	12.2%

**Source: Technical Report Summary, dated March 27, 2023.

Process costs:		
Comminution	Per ton of feed to float plant	$3.99
Flotation	Per ton of feed to float plant	$3.68
Process (fixed costs)	Per ton of feed to float plant	$0.51
Leach, CCD, Detox (fixed costs)	Per ton of feed to float plant	$0.43
Total Mill Cost	Per ton of feed to float plant	$8.61
ROM Leach (Oxide)	Per ton of feed to ROM Leach	$2.75
ROM Leach (Transitional & Sulfide)	Per ton of feed to ROM Leach	$3.15
Mine Site G&A	Per ton of feed	$0.44
Flotation Concentrate Treatment Costs:		
Assumed sulfide grade in feed	%	1.80%
Ton sulfide sulfur/ton concentrate	Ton/ton	0.1093
Consumable unit cost/ton sulfur	$/ton sulfide sulfur in concentrate	$339.07
POX consumable cost per ton	$/ton concentrate	$27.74
Total POX treatment cost	$/ton concentrate	$14.11
Total POX treatment cost	$/ton of ore	$4.24
Total Process Costs (at avg sulf sulfur):		
Mill + Concentrate POX + G&A	$/ton ore flotation	$14.83
ROM leach + G&A (oxide)	$/ton of ore to ROM leach	$3.19
ROM leach + G&A (transition & sulfide)	$/ton of ore to ROM leach	$3.59

LEADERSHIP

HYCROFT

Highly experienced and motivated management team in place, led by:

Diane Garrett
President & CEO
Formerly with Romarco Minerals, US Global Investors

Stan Rideout
Executive Vice President & CFO
Formerly with Romarco Minerals, Phelps Dodge Corp.

David Thomas
Vice-President & General Manager
Formerly with Romarco Minerals

Ashlie Thorburn
Vice President, Controller
Formerly with Zynex, Inc., SRK Consulting (U.S.) Inc, Vista Gold

Alex Davidson
Vice-President Exploration
Formerly with Nevada Gold Mines



On-site Technical Team: Process Manager, Environmental Manager, Chief Metallurgist, Chief Mine Engineer, Chief Geologist

BOARD OF DIRECTORS

HYCROFT

Stephen Lang
Chairman, Director

Formerly with Centerra Gold Inc., Stillwater Mining Company, Barrick Goldstrike, Rio Algom Ltd, Kinross Gold/Amax Gold, Santa Fe Pacific Gold.

Diane Garrett
Director

President and CEO, Hycroft; formerly CEO, Romarco Minerals, US Global Investors.

Sean Goodman
AMC Board Appointee

CFO, AMC Entertainment; formerly with Asbury Automotive, Home Depot, Morgan Stanley

Michael Harrison
Director

Managing Partner, Sprott Streaming and Royalty Fund; formerly with Sprott Resource Holdings, Inc., Adriana Resources Inc., Coeur Mining Inc.

David Naccarati
Director

Independent consultant; formerly with Cupric Canyon Capital, LLC, Phelps Dodge Corporation.

Thomas Weng
Lead Director

Co-Founding Partner, Alta Capital Partners; formerly with Deutsche Bank.

Marni Wieshofer
Director

Formerly with Houlihan Lokey, Lionsgate Entertainment.

2022-2023 EXPLORATION PROGRAM

HYCROFT

Generalized Low Sulfidation Deposit

- Upper large low-grade mineralization.
- High-grade Au/Ag breccia zone.
- High-grade Au/Ag/Base Metal vein system

Development Drilling

- 125,000 ft (RC & Core)
- Define high-grade intercepts
- Convert inferred model blocks to indicated
- Expand resources along strike & at depth
- Target on potential feeder zones
- Explore deep structural targets



Hot Springs
North Area Pits
Sheeted Veins (High Grade Veins)
Hycroft Central Zone
Hycroft Brimstone Vortex
Low Grade Precious Metals
Rose Bud Mine
Stockwork Veins
Breccia
High Grade Precious Metals
Base Metals
Main Vein
250 m
500 m
750 m
1000 m
1250 m

OPEN IN ALL DIRECTIONS



NORTH
OPEN
OPEN
OPEN
SOUTH
OPEN
OPEN
Open
HYCROFT MINE OBLIQUE VIEW
(0.010 Au opt Grade Shell)
Looking Northeast
VORTEX HIGH-GRADE
SECTION 40700 NORTH

MINE SITE


New Leach Pad
Propose d Rail Spur
North Merrill-Crowe
Administratio n, Warehouse, Maintenance
Brimstone Merrill-Crowe Crushing Facility
BAY
North Leach Pad
Lewis Leach Pad
Brimstone Leach Pad
GAP
Central Fault
CENTRAL
BRIMSTONE
East Fault
CAMEL
VORTEX
N
Main East-West Railway (Union Pacific)
State Route 49 (Jungo Road)









INCREASING SILVER DEMAND

HYCROFT

TRENDS

NUMBER ONE

Green Stimulus is a Key Driver

Explosive growth of silver-intensive areas such as 5G and solar technology will drive demand.

NUMBER TWO

Solar (Photovoltaics) Demand Silver

Record photovoltaic installations are expected to lift silver demand to all-time highs.

NUMBER THREE

Electric Vehicle Market

China and Europe expected to fuel the EV market and related silver demand. *Source: McKinsey & Co.*


INDUSTRIAL SILVER DEMAND (EX. PHOTOVOLTAICS)
Moz
0
100
200
300
400
500
600
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021E
2022E
2023E
2024E
2025E
2026E
2027E
2028E
2029E
2030E
Electronics
Brazing Alloy
Photography
Other Industrial Fabrication


PHOTOVOLTAIC SILVER DEMAND
Moz
0
50
100
150
200
250
300
350
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021E
2022E
2023E
2024E
2025E
2026E
2027E
2028E
2029E
2030E
Net zero scenario
2 Degree scenario
Base case

Source: BMO Capital Markets Equity Research

UNDER A NET ZERO EMISSIONS SCENARIO, PHOTOVALTAIC DEMAND IS EXPECTED TO MAKE UP OVER A THIRD OF TOTAL INDUSTRIAL SILVER DEMAND BY 2030.[1]

[1] BMO Capital Markets Equity Research

AUTOMOTIVE APPLICATIONS FOR SILVER

TRENDS



Night Vision
Driver Alertness Monitoring
Event Data Recorder
Active Cabin Noise Suppression
Cabin Environment Controls
Entertainment System
Windshield Wiper Control
Head-Up Display
Accident Recorder
Auto-Dimming Mirror
Interior Lighting
Voice/Data Communications
DSRC
Battery Management
Airbag Deployment
Engine Control
Parental Controls
Instrument Cluster
Lane Correction
Electronic Toll Collection
Adaptive Front Lighting
Digital Turn Signals
Adaptive Cruise Control
Navigation System
Automatic Braking
Security System
Active Exhaust Noise Suppression
Electric Power Steering
Active Suspension
Electronic Throttle Control
Idle Stop/Start
OBDII
Transmission Control
Electronic Stability Control
Antilock Braking
Hill-Hold Control
Electronic Valve Timing
Active Vibration Control
Remote Keyless Entry
Seat Position Control
Parking System
Regenerative Braking
Cylinder De-activation
Blindspot Detection
Lane Departure Warning
Active Yaw Control
Tire Pressure Monitoring

SILVER TOUCHES VIRTUALLY EVERY ASPECT OF VEHICLES.

52% OF NEW VEHICLE SALES WILL BE ELECTRIC BY 2030. *SOURCE: S&P GLOBAL*